Exhibit 20.4

SCHEDULE TO MONTHLY SERVICER'S REPORT

           Monthly Period ended                             3/31/2007
           Distribution Date                                4/16/2007

           All amounts in Thousands of Pounds Sterling except where otherwise stated


                                                              ======================================================================
                                                               Total    Allocated to             Allocated to Investor Interest
  1        Sources of Funds                                               Transferor    Total  Series 05-A  Series 05-B  Series 07-A
                                                              ----------------------------------------------------------------------
           Principal Collections                              1,090,853      403,822  687,032      336,682      336,859       13,491
           Finance Charge Collections                            73,172       27,088   46,085       22,584       22,596          905
           Interchange                                            8,235        3,049    5,187        2,542        2,543          102
                                                              ----------------------------------------------------------------------
           Total Funds Received                               1,172,261      433,958  738,303      361,808      361,998       14,498
                                                              ----------------------------------------------------------------------
                                                              ======================================================================

                                                              ========================================================
  2        Application of Principal Collections                   Total   Series 05-A    Series 05-B    Series 07-A
           Investor Percentage of Principal Collections         687,032       336,682        336,859         13,491
           deduct:
           Utilised Retained Principal Collections
                          allocable to Class C                        0             0              0              0
                          allocable to Class B                        0             0              0              0
           Transferred to Series Collections Ledger                   0             0              0              0
           Shared Principal Collections                               0             0              0              0
                                                              --------------------------------------------------------
           Cash Available for Acquisition                       687,032       336,682        336,859         13,491
                                                              ========================================================

                                                              ========================================================
  3        Application of Finance Charge Collections              Total       Series 05-A   Series 05-B    Series 07-A
           Investor Percentage of Finance Charge Collections     51,271        25,126         25,139          1,007
           deduct:
           Trustee payment amount                                     2             1              1              0
           Loan Note Issuer Costs                                    25            12             12              0
           Monthly Distribution Amounts                          14,552         7,035          7,073            444
           Servicing fee payable to RBS                           1,843           903            904             36
           Cash Management fee payable to RBS                         2             1              1              1
           Investor Default Amount                               22,021        10,792         10,797            432

           Notional transfer between Series (see Note)               --            --             --             --

           Available Spread                                      12,827         6,383          6,351             93
                                                              ========================================================

           Note: "Notional transfer between Series" refers to the fact that amounts that would otherwise constitute Available Spread in respect of Series 2005-A and 2005-B may be allocated, to the extent necessary, to Series 2007-A to form part of available funds for that Series.

  4        Payments in Respect of the Securities
                                                            ========================================
           Series 05-A                                      Class A        Class B       Class C
                                                             USD 000s      USD 000s       USD 000s
           Balance at 15 Mar 2007                            2,175,000       175,000        150,000
           Principal repayments on 16 Apr 2007                      --            --             --
                                                             ---------------------------------------
           Balance carried forward on 16 Apr 2007            2,175,000       175,000        150,000
                                                             ---------------------------------------
           Interest due on 16 Apr 2007                          10,324           856            752
           Interest paid                                       (10,324)         (856)          (752)
                                                            ----------------------------------------
           Interest unpaid                                          --            --             --
                                                            ----------------------------------------
                                                            ========================================

                                                             =====================================================================
           Series 05-B                                       Class A-1   Class A-2   Class A-3   Class B-3   Class C-1  Class C-3
                                                              USD 000s    EUR 000s    GBP 000s    GBP 000s    USD 000s   GBP 000s
           Balance at 15 Mar 2007                              435,000    450,000      700,000     101,000     42,000      63,000
           Principal repayments on 16 Apr 2007                      --         --           --          --         --          --
                                                              -------------------------------------------------------------------
           Balance carried forward on 16 Apr 2007              435,000    450,000      700,000     101,000     42,000      63,000
                                                              -------------------------------------------------------------------
           Interest due on 16 Apr 2007                              --      1,578           --          --         --          --

           Interest paid                                            --     (1,578)          --          --         --          --
                                                              -------------------------------------------------------------------
           Interest unpaid                                          --         --           --          --         --          --
                                                              ===================================================================


                                                        ------------------------
           Series 07-A                                   Class A2      Class A3
                                                         EUR 000s      GBP 000s

           Balance at 15 Mar 2007                          51,200        24,000
           Principal repayments on 16 Apr 2007                 --            --
                                                         ----------------------
           Balance carried forward on 16 Apr 2007          51,200        24,000
                                                         ----------------------
           Interest due on 16 Apr 2007                        321           181

           Interest paid                                     (321)         (181)
                                                          ---------------------
           Interest unpaid                                     --            --
                                                          =====================

  5        Transaction Accounts and Ledgers
                                                              =========================================================

                                                                 Total       Series 05-A    Series 05-B    Series 07-A

           Reserve Account
           Required Reserve Amount                                  --            --             --             --
                                                              ---------------------------------------------------------
           Balance at 15 Mar 2007                                   --            --             --             --
           Transfer in/out this period                              --            --             --             --
           Interest earned                                          --            --             --             --
                                                              ---------------------------------------------------------
           Balance carried forward on 16 Apr 2007                   --            --             --             --
                                                              =========================================================

           Spread Account
           Required Spread Account Amount                       28,953            --             --         28,953
                                                              ---------------------------------------------------------
           Balance at 15 Mar 2007                               28,953            --             --         28,953
           Transfer in/out this period                              --            --             --             --
           Interest earned                                          --            --             --             --
                                                              ---------------------------------------------------------
           Balance carried forward on 16 Apr 2007               28,953            --             --         28,953
                                                              =========================================================

           Principal Funding Account
           Balance at 15 Mar 2007                                   --            --             --             --
           Transfer in/out this period                              --            --             --             --
           Interest earned                                          --            --             --             --
                                                              ---------------------------------------------------------
           Balance carried forward on 16 Apr 2007                   --            --             --             --
                                                              =========================================================

                                           ===================================================================================

  6        Subordination Percentages                       Series 05-A                                Series 05-B
                                                 Original                Current              Original            Current
                                           (pound)000     %       (pound)000       %     (pound)000   %       (pound)000    %
           Class A Investor Interest        1,257,225    87%      1,257,225       87%     1,257,568   87%     1,257,568    87%
           Class B Investor Interest          101,156     7%        101,156        7%       101,000    7%       101,000     7%
           Class C Investor Interest           86,705     6%         86,705        6%        87,277    6%        87,277     6%
                                           -----------------------------------------------------------------------------------
           Total Investor Interest          1,445,087   100%      1,445,087      100%     1,445,845  100%     1,445,845   100%
                                           -----------------------------------------------------------------------------------
                                           ===================================================================================


                                           ==========================================
                                                            Series 07-A
                                                   Original              Current
                                              (pound)000     %      (pound)000      %
           Class A Investor Interest             57,905   100%         57,905    100%
           Class B Investor Interest                 --     0%             --      0%
           Class C Investor Interest                 --     0%             --      0%
                                           ------------------------------------------
           Total Investor Interest               57,905   100%         57,905    100%
                                           ------------------------------------------
                                           ==========================================

  7        Assets of the Trust

                                                                              ================
                                                                                 (pound)000
                                                                              ----------------
           Total receivables at         31-Mar-07                             (pound)4,618,333
                                                                              ================
           Aggregate amount of receivables that, as at
           31 Mar 2007 were delinquent by:                      30-59 days         60,250
                                                                60-89 days         47,384
                                                               90-179 days        122,693
                                                          180 or more days        187,448
                                                                              ================

  8        Material Changes

           New Issuance during period                                      NONE

           Material modifications to pool asset terms                      NONE

           Material modifications to origination policies                  NONE

           Material breaches of pool asset representations,

           warranties or covenants                                         NONE

  9        trigger information

           Series Pay Out Events                                           NONE

           Trust Pay Out Events                                            NONE

 10        other material information that would be reportable on form 10-Q

           Legal Proceedings                                               NONE

           Changes in Securities                                           NONE

           Submission of Matters to a Vote of Security Holders             NONE

           Other Information                                               NONE

           IN WITNESS WHEREOF, the undersigned has duly executed this Schedule to the Monthly Servicer's Report as of the 16th day of April, 2007

           The Royal Bank of Scotland plc, as Servicer

           Patrick Neville

           Chief Financial Officer, Cards Business


IN WITNESS WHEREOF, the undersigned has duly executed this Schedule to the Monthly Servicer's Report as of the 16th day of April, 2007


--------------------------------------------------
The Royal Bank of Scotland plc, as Servicer
Patrick Neville
Chief Financial Officer, Cards Business